---------------------------------------------------------------
                    TABLE OF CONTENTS

Letter to Shareholders...........................  1
A Farewell from the Chairman.....................  6
Glossary of Terms................................  7
Performance Results..............................  9
Portfolio of Investments......................... 10
Statement of Assets and Liabilities.............. 13
Statement of Operations.......................... 14
Statement of Changes in Net Assets............... 15
Financial Highlights............................. 16
Notes to Financial Statements.................... 17
Report of Independent Accountants................ 21
Dividend Reinvestment Plan....................... 22

VKL ANR 12/98

                             LETTER TO SHAREHOLDERS

November 20, 1998

Dear Shareholder,

    The past decade has been a
remarkable time for investors.
Together, we've witnessed one of the
greatest bull markets in investment
history, unprecedented growth in mutual
fund investing, and a surge in personal                   [PHOTO]
retirement planning. The coming
millennium promises to hold even more
challenges and opportunities.              DENNIS J. MCDONNELL AND DON G. POWELL
    To lead us into this new era of
investing, we are proud to announce
that Richard F. Powers III has joined
Van Kampen as President and Chief Executive Officer, and will assume the additional role of Chairman of Van Kampen in 1999. He comes to us from our parent company, Morgan Stanley Dean Witter & Co., where he served as Executive Vice President and Director of Marketing. Dick Powers brings 27 years of experience in the financial services industry, including vast expertise in product management, strategic planning and brand development. While at Morgan Stanley Dean Witter, he developed many of the firm's core products and services.
    You'll hear more from Dick Powers in the coming months as he becomes increasingly involved in matters related to your Trust and joins Dennis McDonnell in addressing shareholders in future reports. (See Don Powell's farewell to shareholders on page 6.)

ECONOMIC OVERVIEW
    After two years of solid gains, the U.S. economy began to lose some of its luster during the reporting period. No longer immune to the global economic turmoil, the economy retreated from a 5.5 percent annual growth rate in the first quarter to a tepid 1.8 percent in the second quarter (as measured by gross domestic product). By the third quarter, however, growth rebounded to a 3.3 percent annual rate.
    A strong dollar was largely responsible for moderating economic growth. As the Asian financial crisis worsened and spread to other regions, foreign investors amassed dollar-denominated U.S. Treasury bonds. These purchases sent the dollar sharply higher, which increased the price of U.S. exports and slashed the price of imports--resulting in reduced demand for U.S. goods and services abroad. In light of the reduced demand and global economic problems, corporate earnings fell, business investment declined, and stock prices plummeted. By the end of August, the Dow Jones Industrial Average was down 19 percent from its record high, set in mid-July. Although the stock market has since recovered much of its losses, consumer confidence has declined and growth in consumer spending has slowed.
    Concerns about further economic deterioration, weakness in the stock market, and a potential credit crunch prompted the Federal Reserve Board to cut short-term interest rates

                                                            Continued on page  2

0.25 percent in late September. It was the first rate cut in almost three years and was followed by additional cuts of 0.25 percent in October and November. Despite these rate cuts, the Fed took care to note that inflation was well contained.

MARKET OVERVIEW

    The volatility in overseas markets and U.S. stocks was a boon to bonds. Foreign investors bought U.S. Treasury bonds in an attempt to escape the global turmoil, while domestic investors purchased them to avoid further losses in U.S. stocks. Because these purchases occurred at a time when the supply of new Treasury issues was declining, Treasury bond prices soared.
    The Fed rate cuts propelled bond prices even higher. Following the Fed's first rate cut, the yield on the 30-year Treasury bond, which moves in the opposite direction of its price, dropped to a record low of 4.72 percent on October 5. However, subsequent sales of Treasuries by Asian and institutional investors dampened the rally. As of October 31, the 30-year Treasury bond had a
5.15 percent yield, down 1 percent from a year ago.
    Municipal bond prices followed Treasuries higher, but, as usual, they didn't gain nearly as much in price. The yield on a typical AAA-rated general obligation municipal bond fell only 32 basis points to 4.80 percent as of October 31, from 5.12 percent a year earlier. Earlier in October, municipal bond yields topped comparable Treasury bond yields, which is a rare event. Municipal bonds generally yield less than Treasury securities because their interest payments are exempt from federal and sometimes state and local income taxes.
    During the past year, municipal bonds were burdened by an excess of supply relative to demand. State and local governments, taking advantage of the market's low interest rates, issued $230.9 billion worth of long-term bonds during the first 10 months of the year--34 percent more than they had issued during the same period last year. Approximately 44 percent of the new issues were refinancings of older, higher-yielding bonds. However, new issuance slowed recently as the number of bonds eligible for refinancing shrank.
    Despite an abundant supply, many investors were reluctant to purchase municipal bonds because of their generally low yields. Compounding the situation was the abundance of insured issues, which accounted for almost 60 percent of the new supply. The dominance of insured bonds reduced the supply of lower-rated, higher-yielding bonds and narrowed the yield spread between higher- and lower-rated bonds. (The insurance relates to the timely payment of principal and interest, when due, on the bonds. The insurance does not protect the bonds from market risk.)

                                                            Continued on page  3

                                  [PIE CHART]

Portfolio Composition by Credit Quality* as of October 31, 1998

AAA ...............  60.40
AA  ...............  12.00
A   ...............  12.30
BBB ...............   8.60
BB  ...............   3.90
B   ...............   1.50
Non-Rated .........   1.30

*As a Percentage of Long-Term Investments
Based upon the highest credit quality ratings as issued by Standard & Poor's or Moody's.

TRUST STRATEGY
    We used the following strategies to manage the Trust during the period:
    We purchased long-term discount bonds with high coupons in order to extend the call protection of the Trust and boost its earnings power. Discount bonds tend to appreciate faster than par or premium bonds during periods of falling interest rates, such as the current reporting period. These bonds helped offset the declining duration of the portfolio that occurred as low interest rates caused some of our higher-coupon holdings to be prerefunded or priced to call dates. As of October 31, the duration of the Trust stood at 7.26 years, compared with 7.72 years for the Lehman Brothers Municipal Bond Index (excluding bonds maturing in five years or less).
    Our purchases favored bonds rated AA and higher, including AAA-rated insured bonds. Under current market conditions, the yield spread between higher- and lower-rated bonds is modest, and we believe that investors are not adequately compensated for the additional credit risk associated with lower-rated securities. As a result of these purchases, the credit quality of the Trust improved. As of October 31, 72 percent of long-term investments were rated AA or higher and less than 7 percent were either non-rated or rated below investment grade.

               Top Five Portfolio Sectors as of October 31, 1998*
                    Health Care....................... 17.1%
                    Transportation.................... 12.3%
                    Retail Electric/Gas/Telephone..... 10.4%
                    Single-Family Housing............. 10.3%
                    Industrial Revenue................  9.8%

                    *As a Percentage of Long-Term
                    Investments

                                                            Continued on page  4

PERFORMANCE SUMMARY
    For the one-year period ended October 31, 1998, the Trust generated a total return of 19.91 percent.(1) This reflects a gain in market price per common share from $11.750 on October 31, 1997, to $13.3125 on October 31, 1998, plus reinvestment of all dividends. The Trust had a tax-exempt distribution rate of
5.41 percent,(3) based on the closing price of its common shares. Because income from the Trust is exempt from federal income taxes, this distribution rate is equivalent to a yield of 8.45 percent(4) on a taxable investment for investors in the federal income tax bracket of 36 percent. Please refer to the chart on page 9 for additional performance numbers.

                            [DIVIDEND HISTORY GRAPH]

Twelve-Month Dividend History
For the Period Ended October 31, 1998

                                         Distribution per Common Share
Nov 1997.....................................      $  0.0575
Dec 1997.....................................      $  0.0600
Jan 1998.....................................      $  0.0600
Feb 1998.....................................      $  0.0600
Mar 1998.....................................      $  0.0600
Apr 1998.....................................      $  0.0600
May 1998.....................................      $  0.0600
Jun 1998.....................................      $  0.0600
Jul 1998.....................................      $  0.0600
Aug 1998.....................................      $  0.0600
Sep 1998.....................................      $  0.0600
Oct 1998.....................................      $  0.0600

The dividend history represents past performance of the Trust and does not predict the Trust's future distributions.

ECONOMIC OUTLOOK

    We believe the economy will continue to grow at a moderate rate for the remainder of the year, supported by low interest rates. The housing industry has already benefited from the sharp decline in interest rates, and other sectors could follow if consumer and business spending picks up.
    Looking ahead into next year, we see the potential for stronger economic growth as long as domestic interest rates remain low and the global financial crisis stabilizes. We believe the current low inflationary environment in the United States paves the way for further Fed rate cuts if the economy resumes its slowdown.
    Overseas, we see some promising signs of recovery, including Japan's new bank reform package, which includes a willingness to let problem banks fail, and approval of an International Monetary Fund rescue package for Brazil.

                                                            Continued on page  5

    We will closely monitor these global and domestic events and their effects on the performance of the Trust, adjusting the portfolio when appropriate. We remain committed to the goal of providing a high level of tax-exempt income while preserving shareholders' capital. Thank you for your continued support and confidence in Van Kampen and the management of your Trust.

Sincerely,

[SIG]
Don G. Powell

Chairman
Van Kampen Investment Advisory Corp.

[SIG]
Dennis J. McDonnell

President
Van Kampen Investment Advisory Corp.

                                                  Please see footnotes on page 9

                          A FAREWELL FROM THE CHAIRMAN

                          ------------ - ------------

Dear Shareholder,
    Since I became president and chief executive officer in 1987, much has changed in our business. However, one thing has remained constant through these years--my commitment to you, the trust shareholder. Through the many events at Van Kampen that have marked the passage of time--including several mergers, company name changes, and leadership changes--we have always focused on providing superior investments and the highest level of customer service to help you meet your investment objectives. I'm proud to say that during my tenure, Van Kampen won eight consecutive awards for high-quality customer service--more consecutive service awards than any other firm in the financial services industry.(1) My successor, Dick Powers, shares this commitment to meeting your needs and providing innovative and efficient ways to help you work with your investment adviser to reach your financial goals.
    Although my official retirement begins on January 1, 1999, I will remain active in the industry and the community. I plan to continue my service as a member of the board of directors of the Investment Company Institute, the leading mutual fund industry association, and I will remain a trustee of your Trust.
    In closing, I want to say farewell to all of you. Thank you for your support of Van Kampen over the years and for giving me the opportunity to serve you.

Best wishes,

[SIG]

Don G. Powell

                          ------------ - ------------

(1)American Capital, which merged with Van Kampen in 1995, received the DALBAR Service Award annually from 1990 to 1994. The award was called the Quality Tested Service Seal until 1997.

                               GLOSSARY OF TERMS

BASIS POINT: A measure used in quoting bond yields. One hundred basis points is equal to 1 percent. For example, if a bond's yield changes from 7.00 to 6.65 percent, it is a 35 basis-point move.

CALL FEATURE: Allows the issuer to buy back a bond on specific dates at set prices before maturity. These dates and prices are set when the bond is issued. To compensate the bondholder for the potential loss of income and ownership, a bond's call price is usually higher than the face value of the bond. Bonds are usually called when interest rates drop so significantly that the issuer can save money by issuing new bonds at lower rates.

COUPON RATE: The stated rate of interest the bond pays on an annual basis, expressed as a percentage of the face value.

CREDIT RATING: An evaluation of an issuer's credit history and capability of repaying obligations. Standard & Poor's and Moody's Investors Service are two companies that assign bond ratings. Standard & Poor's ratings range from a high of AAA to a low of D, while Moody's ratings range from a high of Aaa to a low of C.

DISCOUNT BOND: A bond whose market price is lower than its face value (or "par value"). Because bonds usually mature at face value, a discount bond has more potential to appreciate in price than a par bond does.

DURATION: A measure of the sensitivity of a bond's price to changes in interest rates, expressed in years. Each year of duration represents an expected 1 percent change in the price of a bond for every 1 percent change in interest rates. The longer a bond's duration, the greater the effect of interest rate movements on net asset value. Typically, funds with shorter durations are expected to perform better in rising rate environments, while funds with longer durations are expected to perform better when rates decline.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve
    System, which is the central bank system of the United States. Its policy-making committee, called the Federal Open Market Committee, meets eight times a year to establish monetary policy and monitor the economic pulse of the United States.

INFLATION: A persistent and measurable rise in the general level of prices.
    Inflation is widely measured by the Consumer Price Index, an economic indicator that measures the change in the cost of purchased goods and services.

INSURED BOND: A bond that is insured against default by the bond insurer. If the issuer defaults, the insurance company will step in and take over payments of interest and principal when due. Once a bond is insured, it typically carries the rating of the insurer. Most insurers are rated AAA.

MUNICIPAL BOND: A debt security issued by a state, municipality, or other government entity to finance capital expenditures of public projects, such as the construction of highways, public works, or school buildings. Interest on public-purpose municipal bonds is exempt from federal income taxes and, potentially, from state and local income taxes.

NET ASSET VALUE (NAV): The value of a trust share, calculated by deducting a trust's liabilities from the total assets applicable to common shareholders in its portfolio and dividing this amount by the number of common shares outstanding.

PREREFUNDING: The process of issuing new bonds to refinance an outstanding municipal bond issue prior to its maturity or call date. The proceeds from the new bonds are generally invested in U.S. government securities. Prerefunding typically occurs when interest rates decline and an issuer replaces its higher-yielding bonds with current lower-yielding issues.

PREMIUM BOND: A bond whose market price is above its face value (or "par value"). Because bonds usually mature at face value, a premium bond has less potential to appreciate in price than a par bond does.

YIELD SPREAD: The additional yield investors can earn by either investing in bonds with longer maturities or by investing in bonds with lower ratings. The spread is the difference in yield between bonds with short versus long maturities or the difference in yield between high-quality bonds and lower-quality bonds.

ZERO COUPON BONDS: A corporate or municipal bond that is traded at a deep discount to face value and pays no interest. It may be redeemed at maturity for full face value.

           PERFORMANCE RESULTS FOR THE PERIOD ENDED OCTOBER 31, 1998

                    VAN KAMPEN SELECT SECTOR MUNICIPAL TRUST
                           (AMEX TICKER SYMBOL--VKL)

 COMMON SHARE TOTAL RETURNS

One-year total return based on market price(1)............    19.91%
One-year total return based on NAV(2).....................     9.38%

 DISTRIBUTION RATES

Distribution rate as a % of closing common stock
  price(3)................................................     5.41%
Taxable-equivalent distribution rate as a % of closing
  common stock price(4)...................................     8.45%

 SHARE VALUATIONS

Net asset value........................................... $  14.14
Closing common stock price................................ $13.3125
One-year high common stock price (10/30/98)............... $13.3125
One-year low common stock price (11/03/97)................ $11.6875
Preferred share (Series A) rate(5)........................    3.350%
Preferred share (Series B) rate(5)........................    3.340%

(1)Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common stock price at the end of the period indicated.

(2)Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

(3)Distribution rate represents the monthly annualized distributions of the Trust at the end of the period and not the earnings of the Trust.

(4)The taxable-equivalent distribution rate is calculated assuming a 36% federal income tax bracket.

(5)See "Notes to Financial Statements" footnote #5, for more information concerning Preferred Share reset periods.

A portion of the interest income may be taxable for those investors subject to the federal alternative minimum tax (AMT).

Past performance does not guarantee future results. Investment return, stock price and net asset value will fluctuate with market conditions. Trust shares, when sold, may be worth more or less than their original cost.

                            PORTFOLIO OF INVESTMENTS

                                October 31, 1998
--------------------------------------------------------------------------------

 Par
Amount
(000)                      Description                     Coupon     Maturity  Market Value
--------------------------------------------------------------------------------------------
         MUNICIPAL BONDS  103.3%
         ALASKA  1.5%
 $1,500  Alaska St Hsg Fin Corp Ser A Rfdg...............    5.000%   12/01/18  $  1,499,940
                                                                                ------------
         CALIFORNIA  8.9%
  3,000  Los Angeles, CA Regl Arpts Impt Corp Lease Rev
         Los Angeles Intl Arpt (FSA Insd)................    6.700    01/01/22     3,274,170
  3,900  Los Angeles Cnty, CA Metro Tran Auth Sales Tax
         Rev Ser A Rfdg (FGIC Insd)......................    5.000    07/01/21     3,900,546
  1,500  Orange Cnty, CA Recovery Ctfs Partn Ser A (MBIA
         Insd)...........................................    6.000    07/01/07     1,718,445
                                                                                ------------
                                                                                   8,893,161
                                                                                ------------
         COLORADO  5.3%
  1,000  Castle Rock, CO Multi-Family Rev Hsg Pines at
         Castle Rock Ser A (FSA Insd)....................    6.100    12/01/16     1,063,720
  1,341  Colorado Hsg Fin Auth Single Family Prog Sr Ser
         E...............................................    8.125    12/01/24     1,486,579
  2,500  Meridian Metro Dist CO Rfdg.....................    7.000    12/01/01     2,712,575
                                                                                ------------
                                                                                   5,262,874
                                                                                ------------
         CONNECTICUT  1.1%
  1,000  Connecticut St Dev Auth Wtr Fac Rev Bridgeport
         Hydraulic.......................................    6.150    04/01/35     1,091,750
                                                                                ------------
         HAWAII  1.1%
  1,000  Hawaii St Arpts Sys Rev (FGIC Insd) (b).........    7.000    07/01/10     1,087,830
                                                                                ------------
         ILLINOIS  2.0%
  1,000  Illinois Hlth Fac Auth Rev Ravenswood Hosp Med
         Cent Ser A Rfdg.................................    8.800    06/01/06     1,013,210
  2,500  Will Cnty, Ill Cmnty Unit Sch Dist No 365U Vly
         View Ser B (FSA Insd)...........................        *    11/01/16     1,015,050
                                                                                ------------
                                                                                   2,028,260
                                                                                ------------
         INDIANA  3.8%
  3,450  Indiana Hlth Fac Fin Auth Hosp Rev Comm Hosp of
         IN (MBIA Insd)..................................    6.850    07/01/22     3,824,981
                                                                                ------------
         KENTUCKY  5.5%
  1,280  Kenton Cnty, KY Arpt Brd Arpt Rev
         Cincinnati/Nrthn KY Intl Ser A Rfdg (MBIA
         Insd)...........................................    6.100    03/01/07     1,441,331
  4,000  Louisville & Jefferson Cnty, KY Metro Swr Dist
         Drainage Rev Rfdg (MBIA Insd)...................    5.300    05/15/19     4,078,440
                                                                                ------------
                                                                                   5,519,771
                                                                                ------------
         LOUISIANA  5.8%
  1,750  Saint Charles Parish, LA Environmental Impt Rev
         LA Pwr & Lt Co Proj A (AMBAC Insd)..............    6.875    07/01/24     1,989,138
  3,500  Saint Charles Parish, LA Pollutn Ctl Rev LA Pwr
         & Lt Co Proj A (FSA Insd) (b)...................    7.500    06/01/21     3,852,380
                                                                                ------------
                                                                                   5,841,518
                                                                                ------------

                                               See Notes to Financial Statements

                                October 31, 1998
--------------------------------------------------------------------------------

 Par
Amount
(000)                      Description                     Coupon     Maturity  Market Value
--------------------------------------------------------------------------------------------
         MAINE  4.3%
$4,000   Maine Muni Bond Bk Ser A Rfdg...................    5.375%   11/01/08  $  4,259,320
                                                                                ------------
         MASSACHUSETTS  2.9%
 1,495   Massachusetts St Hlth & Edl Fac Auth Rev Saint
         Mem Med Cent Ser A..............................    6.000    10/01/23     1,510,907
 1,235   Massachusetts St Indl Fin Agy Rev (b)...........    6.750    12/01/20     1,358,166
                                                                                ------------
                                                                                   2,869,073
                                                                                ------------
         MICHIGAN  5.5%
 1,580   Michigan Higher Edl Fac Auth Ltd Oblig Rev Hope
         College Rfdg (Connie Lee Insd)..................    7.000    10/01/13     1,809,953
 1,000   Michigan St Hosp Fin Auth Rev Rfdg Hosp
         Genesys.........................................    5.500    10/01/27     1,014,300
 2,500   Michigan St Strategic Fund Ltd Oblig Rev Detroit
         Edison Co College Rfdg (FGIC Insd)..............    6.950    09/01/21     2,736,275
                                                                                ------------
                                                                                   5,560,528
                                                                                ------------
         MISSOURI  5.6%
 3,855   Missouri St Hlth & Edl Fac Auth Hlth Fac Rev SSM
         Hlthcare Ser AA Rfdg (MBIA Insd)................    6.400    06/01/10     4,570,025
 1,000   St Charles Cnty, Mo Indl Dev Auth Indl Rev Dev
         Westchester Vlg Apts Ser A Rfdg (FNMA Insd).....    6.150    02/01/27     1,066,710
                                                                                ------------
                                                                                   5,636,735
                                                                                ------------
         MONTANA  1.0%
 1,000   Crow Fin Auth MT Tribal Purp Rev................    5.650    10/01/17     1,029,100
                                                                                ------------
         NEVADA  1.9%
 1,745   Nevada Hsg Div Single Family Prog Ser E (FHA
         Gtd)............................................    6.900    10/01/14     1,881,494
                                                                                ------------
         NEW JERSEY  4.6%
 2,845   East Orange NJ Brd of Educ Ctfs Partn Cap Apprec
         (FSA Insd)......................................        *    08/01/22       873,614
 1,340   New Jersey Econ Dev Auth Dist Heating & Cooling
         Rev Trigen Trenton Proj Ser A...................    6.200    12/01/10     1,425,358
 2,000   New Jersey Hlthcare Fac Fin Auth Rev Genl Hosp
         Cent at Passaic (FSA Insd) (b)..................    6.000    07/01/14     2,304,180
                                                                                ------------
                                                                                   4,603,152
                                                                                ------------
         NEW MEXICO  1.0%
 1,000   New Mexico St Hosp Equip Council Hosp Rev (a)...    5.500    06/01/28       988,750
                                                                                ------------
         NEW YORK  16.1%
 1,400   Long Island Pwr Auth NY Elec Sys Rev (a)........    5.000    04/01/07     1,481,242
 2,000   New York City, NY Hsg Dev Corp Mtg Rev
         Multi-Family Ser A Rfdg (FHA Gtd)...............    6.550    10/01/15     2,137,980
   865   New York City, NY Ser H (Prerefunded @ 02/01/02)
         (FSA Insd)......................................    7.000    02/01/21       963,800
   135   New York City, NY Ser H (FSA Insd)..............    7.000    02/01/21       149,073
 1,000   New York, NY Adj-Subser A-1 (Embedded Swap).....    6.710    08/01/12     1,055,240
 4,000   New York St Dorm Auth Rev City Univ Ser F.......    5.000    07/01/14     4,008,800

                                               See Notes to Financial Statements

                                October 31, 1998
--------------------------------------------------------------------------------

 Par
Amount
(000)                      Description                     Coupon     Maturity  Market Value
--------------------------------------------------------------------------------------------
         NEW YORK (CONTINUED)
 $2,500  New York St Dorm Auth Rev St Univ Edl Fac Ser B
         Rfdg............................................    5.250%   05/15/09  $  2,680,925
  3,100  New York St Med Care Fac Fin Agy Rev NY Hosp Ser
         A (Prerefunded @ 02/15/05) (AMBAC Insd).........    6.800    08/15/24     3,631,061
                                                                                ------------
                                                                                  16,108,121
                                                                                ------------
         OHIO  2.4%
  1,500  Akron, OH Ctfs Partn Akron Muni Baseball Stad
         Proj (c)........................................  0/6.900    12/01/16     1,433,505
  1,000  Cleveland, OH Arpt Spl Rev Continental Airls,
         Inc Rfdg (a)....................................    5.700    12/01/19       970,570
                                                                                ------------
                                                                                   2,404,075
                                                                                ------------
         OKLAHOMA  2.2%
  2,000  Oklahoma Hsg Fin Agy Single Family Mtg Rev
         Homeownership Ln Pgm Ser A (GNMA
         Collateralized).................................    7.050    09/01/26     2,248,220
                                                                                ------------
         TEXAS  11.1%
  1,000  Brazos River Auth TX Rev Ref Houston Inds Inc
         Proj D..........................................    4.900    10/01/15     1,013,200
  3,000  Houston, TX Arpts Sys Rev Spl Facs Continental
         Airls Ser B.....................................    6.125    07/15/27     3,092,490
  1,715  Houston, TX Arpt Sys Rev Ser C (a)..............    5.000    07/01/28     1,684,953
  1,425  Tarrant Cnty, TX Jr College Dist................    5.050    02/15/10     1,489,182
  2,565  Texas Hsg Agy Res Dev Rev Mtg Ser D (GMNA
         Collateralized).................................    8.400    01/01/21     2,651,748
  1,135  Texas St Higher Edl Coordinating Brd College
         Student Ln Rev Sr Lien..........................    7.700    10/01/25     1,215,245
                                                                                ------------
                                                                                  11,146,818
                                                                                ------------
         VIRGINIA  3.0%
  2,885  Fairfax Cnty, VA Econ Dev Auth Res Recovery Rev
         Ogden Martin Sys Ser A..........................    7.750    02/01/11     3,001,987
                                                                                ------------
         WISCONSIN  1.0%
    940  Wisconsin Hsg & Econ Dev Auth Homeownership Rev
         Ser F...........................................    7.550    07/01/26     1,019,505
                                                                                ------------
         PUERTO RICO  5.7%
  4,800  Puerto Rico Comwlth Hwy & Tran Auth Hwy Rev Ser
         Y (Embedded Cap) (FSA Insd).....................    5.730    07/01/21     5,712,864
                                                                                ------------
TOTAL LONG-TERM INVESTMENTS  103.3%
  (Cost $93,319,099)..........................................................   103,519,827
SHORT-TERM INVESTMENTS  0.3%
  (Cost $300,000).............................................................       300,000
                                                                                ------------
TOTAL INVESTMENTS  103.6%
  (Cost $93,619,099)..........................................................   103,819,827
LIABILITIES IN EXCESS OF OTHER ASSETS  (3.6%).................................    (3,594,686)
                                                                                ------------
NET ASSETS  100.0%............................................................  $100,225,141
                                                                                ============


*Zero coupon bond

(a) Security purchased on a when issued or delayed delivery basis.

(b) Assets segregated as collateral for when issued or delayed delivery purchase commitments.

(c) Security is currently a zero coupon bond which will convert to a coupon paying bond at a predetermined date.

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                                October 31, 1998
--------------------------------------------------------------------------------

ASSETS:
Total Investments (Cost $93,619,099)........................  $103,819,827
Cash........................................................        26,868
Receivables:
  Investments Sold..........................................     2,217,807
  Interest..................................................     1,731,635
Unamortized Organizational Costs............................           540
                                                              ------------
      Total Assets..........................................   107,796,677
                                                              ------------
LIABILITIES:
Payables:
  Investments Purchased.....................................     7,259,479
  Income Distributions -- Common and Preferred Shares.......        61,300
  Investment Advisory and Administrative Fees...............        59,798
  Affiliates................................................        12,775
Accrued Expenses............................................        89,813
Trustees' Deferred Compensation and Retirement Plans........        88,371
                                                              ------------
      Total Liabilities.....................................     7,571,536
                                                              ------------
NET ASSETS..................................................  $100,225,141
                                                              ============
NET ASSETS CONSIST OF:
Preferred Shares ($.01 par value, authorized 100,000,000
  shares, 1,360 issued with liquidation preference of
  $25,000 per share)........................................  $ 34,000,000
                                                              ------------
Common Shares ($.01 par value with an unlimited number of
  shares authorized, 4,682,128 shares issued and
  outstanding)..............................................        46,821
Paid in Surplus.............................................    64,532,602
Net Unrealized Appreciation.................................    10,200,728
Accumulated Undistributed Net Investment Income.............       444,414
Accumulated Net Realized Loss...............................    (8,999,424)
                                                              ------------
      Net Assets Applicable to Common Shares................    66,225,141
                                                              ------------
NET ASSETS..................................................  $100,225,141
                                                              ============
NET ASSET VALUE PER COMMON SHARE ($66,225,141 divided by
  4,682,128 shares outstanding).............................  $      14.14
                                                              ============

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

                      For the Year Ended October 31, 1998
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest....................................................  $ 5,574,074
                                                              -----------
EXPENSES:
Investment Advisory and Administrative Fees.................      693,302
Preferred Share Maintenance.................................      117,570
Trustees' Fees and Expenses.................................       22,334
Legal.......................................................       11,680
Custody.....................................................        9,930
Amortization of Organizational Costs........................        7,997
Other.......................................................       93,253
                                                              -----------
    Total Expenses..........................................      956,066
                                                              -----------
NET INVESTMENT INCOME.......................................  $ 4,618,008
                                                              ===========
REALIZED AND UNREALIZED GAIN/LOSS:
Net Realized Gain...........................................  $   344,445
                                                              -----------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................    8,054,424
  End of the Period:
    Investments.............................................   10,200,728
                                                              -----------
Net Unrealized Appreciation During the Period...............    2,146,304
                                                              -----------
NET REALIZED AND UNREALIZED GAIN............................  $ 2,490,749
                                                              ===========
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $ 7,108,757
                                                              ===========

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                 For the Years Ended October 31, 1998 and 1997
--------------------------------------------------------------------------------

                                                          Year Ended          Year Ended
                                                       October 31, 1998    October 31, 1997
-------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income.................................   $  4,618,008        $ 4,591,904
Net Realized Gain.....................................        344,445            279,156
Net Unrealized Appreciation During the Period.........      2,146,304          2,777,932
                                                         ------------        -----------
Change in Net Assets from Operations..................      7,108,757          7,648,992
                                                         ------------        -----------
Distributions from Net Investment Income:
  Common Shares.......................................     (3,359,301)        (3,230,569)
  Preferred Shares....................................     (1,225,228)        (1,222,604)
                                                         ------------        -----------
Total Distributions...................................     (4,584,529)        (4,453,173)
                                                         ------------        -----------
NET CHANGE IN NET ASSETS FROM INVESTMENT ACTIVITIES...      2,524,228          3,195,819
NET ASSETS:
Beginning of the Period...............................     97,700,913         94,505,094
                                                         ------------        -----------
End of the Period (Including accumulated undistributed
  net investment income of $444,414 and $410,935,
  respectively).......................................   $100,225,141        $97,700,913
                                                         ============        ===========

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

  The following schedule presents financial highlights for one common share of the Trust outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                                                    November 26, 1993
                                                                                      (Commencement
                                             Year Ended October 31,                   of Investment
                                -------------------------------------------------    Operations) to
                                   1998         1997         1996         1995      October 31, 1994
-----------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of
  the Period (a)...............   $ 13.605      $12.923      $12.828      $11.507      $13.783
                                  --------      -------      -------      -------      -------
Net Investment Income..........       .987         .981         .983         .992         .894
Net Realized and Unrealized
  Gain/Loss....................       .532         .652         .068        1.391       (2.377)
                                  --------      -------      -------      -------      -------
Total from Investment
  Operations...................      1.519        1.633        1.051        2.383       (1.483)
                                  --------      -------      -------      -------      -------
Less Distributions from Net
  Investment Income:
  Paid to Common
    Shareholders...............       .718         .690         .693         .774         .621
  Common Share Equivalent of
    Distributions Paid to
    Preferred Shareholders.....       .262         .261         .263         .288         .172
                                  --------      -------      -------      -------      -------
Total Distributions............       .980         .951         .956        1.062         .793
                                  --------      -------      -------      -------      -------
Net Asset Value, End of
  the Period...................   $ 14.144      $13.605      $12.923      $12.828      $11.507
                                  ========      =======      =======      =======      =======
Market Price Per Share at End
  of the Period................   $13.3125      $11.750      $10.625      $10.750       $9.625
Total Investment Return at
  Market Price (b).............      19.91%       17.46%        5.35%       19.87%      (27.90%)*
Total Return at Net Asset
  Value (c)....................       9.38%       11.01%        6.29%       18.75%      (14.18%)*
Net Assets at End of the Period
  (In millions)................     $100.2        $97.7        $94.5        $94.1        $87.9
Ratio of Expenses to Average
  Net Assets Applicable to
  Common Shares**..............       1.47%        1.53%        1.55%        1.68%        1.58%
Ratio of Net Investment Income
  to Average Net Assets
  Applicable to Common Shares
  (d)..........................       5.22%        5.50%        5.62%        5.77%        6.06%
Portfolio Turnover.............         44%          39%          47%          84%         224%*
* Non-Annualized
**Ratio of Expenses to Average
  Net Assets Including
  Preferred Shares.............        .97%         .99%         .99%        1.05%        1.04%

(a) Net Asset Value at November 26, 1993, is adjusted for common and preferred share offering costs of $.317 per common share.

(b) Total Investment Return at Market Price reflects the change in market value of the common shares for the period indicated with reinvestment of dividends in accordance with the Trust's dividend reinvestment plan.

(c) Total Return at Net Asset Value (NAV) reflects the change in value of the Trust's assets with reinvestment of dividends based upon NAV.

(d) Net Investment Income is adjusted for the common share equivalent of distributions paid to preferred shareholders.

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                                October 31, 1998
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Select Sector Municipal Trust, formerly known as the Van Kampen American Capital Select Sector Municipal Trust, (the "Trust") is registered as a non-diversified closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust's primary investment objective is to provide a high level of current income exempt from federal income tax, consistent with preservation of capital. The Trust will invest primarily in a portfolio of municipal securities from those market sectors which the Adviser feels will best meet the Trust's investment objective. The Trust commenced investment operations on November 26, 1993.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Investments are stated at value using market quotations or, if such valuations are not available, estimates obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a "when issued" or "delayed delivery" basis with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

C. INVESTMENT INCOME--Interest income is recorded on an accrual basis. Bond premium and original issue discount are amortized over the expected life of each applicable security.

                                October 31, 1998
--------------------------------------------------------------------------------

D. ORGANIZATIONAL COSTS--The Trust has reimbursed Van Kampen Funds Inc. or its affiliates (collectively "Van Kampen") for costs incurred in connection with the Trust's organization in the amount of $40,000. These costs are being amortized on a straight line basis over the 60 month period ending November 25, 1998. Van Kampen Investment Advisory Corp. (the "Adviser") has agreed that in the event any of the initial shares of the Trust originally purchased by Van Kampen are redeemed during the amortization period, the Trust will be reimbursed for any unamortized organizational costs in the same proportion as the number of shares redeemed bears to the number of initial shares held at the time of redemption.

E. FEDERAL INCOME TAXES--It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Trust intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At October 31, 1998, the Trust had an accumulated capital loss carryforward for tax purposes of $8,999,424 which will expire between October 31, 2002 and October 31, 2003.

    At October 31, 1998, for federal income tax purposes, cost of long- and short-term investments is $93,619,099; the aggregate gross unrealized appreciation is $10,218,228 and the aggregate gross unrealized depreciation is $17,500, resulting in net unrealized appreciation on long- and short-term investments of $10,200,728.

F. DISTRIBUTION OF INCOME AND GAINS--The Trust declares and pays monthly dividends from net investment income to common shareholders. Net realized gains, if any, are distributed annually on a pro rata basis to common and preferred shareholders.

    For the year ended October 31, 1998, 100% of the income distributions made by the Trust were exempt from federal income taxes. In January, 1999, the Trust will provide tax information to shareholders for the 1998 calendar year.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Trust's Investment Advisory and Administrative Agreement, the Adviser will provide investment advice, administrative services and facilities to the Trust for an annual fee payable monthly of .70% of the average net assets of the Trust.

    For the year ended October 31, 1998, the Trust recognized expenses of approximately $2,400 representing legal services provided by Skadden, Arps, Slate,

                                October 31, 1998
--------------------------------------------------------------------------------

Meagher & Flom (Illinois), counsel to the Trust, of which a trustee of the Trust is an affiliated person.

    For the year ended October 31, 1998, the Trust recognized expenses of approximately $21,900 representing Van Kampen's cost of providing accounting and legal services to the Trust.

    Certain officers and trustees of the Trust are also officers and directors of Van Kampen. The Trust does not compensate its officers or trustees who are officers of Van Kampen.

    The Trust provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Trust. The maximum annual benefit per trustee under the plan is $2,500.

    At October 31, 1998, Van Kampen owned 7,128 common shares of the Trust.

3. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $44,839,276 and $44,231,504, respectively.

4. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Trust has a variety of reasons to use derivative instruments, such as to attempt to protect the Trust against possible changes in the market value of its portfolio and to manage the portfolio's effective yield, maturity and duration. All of the Trust's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a futures contract. In this instance, the recognition of gain or loss is postponed until the disposal of the security underlying the futures contract.

    The following types of indexed securities are identified in the portfolio of investments. The price of these securities may be more volatile than the price of a comparable fixed rate security.

A. EMBEDDED CAPS--These securities include a cap strike level such that the coupon payment may be supplemented by cap payments if the floating rate index upon which the

                                October 31, 1998
--------------------------------------------------------------------------------

cap is based rises above the strike level. The Trust invests in these instruments as a hedge against a rise in the short term interest rates which it pays on its preferred shares.

B. EMBEDDED SWAPS--These securities include a swap component such that the fixed coupon component of the underlying bond is adjusted by the difference between the securities fixed swap rate and the floating swap index. The Trust invests in these instruments as a hedge against a rise in the short-term interest rates which it pays on its preferred shares.

5. PREFERRED SHARES

The Trust has outstanding 1,360 Auction Preferred Shares ("APS") in two series of 680 shares each. Dividends are cumulative and the dividend rate is periodically reset through an auction process. The dividend period for Series A is 7 days while Series B is 28 days. The average rate in effect on October 31, 1998, was 3.345%. During the year ended October 31, 1998, the rates ranged from 3.100% to 4.25%.

    The Trust pays annual fees equivalent to .25% of the preferred share liquidation value for the remarketing efforts associated with the preferred auctions. These fees are included as a component of Preferred Share Maintenance expense.

    The APS are redeemable at the option of the Trust in whole or in part at the liquidation value of $25,000 per share plus accumulated and unpaid dividends. The Trust is subject to certain asset coverage tests and the APS are subject to mandatory redemption if the tests are not met.

6. YEAR 2000 COMPLIANCE (UNAUDITED)

Van Kampen utilizes a number of computer programs across its entire operation relying on both internal software systems as well as external software systems provided by third parties. In 1996 Van Kampen initiated a CountDown 2000 Project to review both the internal systems and external vendor connections. The goal of this project is to position its business to continue unaffected as a result of the century change. At this time, there can be no assurance that the steps taken will be sufficient to avoid any adverse impact to the Trust, but Van Kampen does not anticipate that the move to Year 2000 will have a material impact on its ability to continue to provide the Trust with service at current levels. In addition, it is possible that the securities markets in which the Trust Invests may be detrimentally affected by computer failures throughout the financial services industry beginning January 1, 2000. Improperly functioning trading systems may result in settlement problems and liquidity issues.

                       REPORT OF INDEPENDENT ACCOUNTANTS

The Board of Trustees and Shareholders of
Van Kampen Select Sector Municipal Trust:

We have audited the accompanying statement of assets and liabilities of Van Kampen Select Sector Municipal Trust (the "Trust"), including the portfolio of investments, as of October 31, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Select Sector Municipal Trust as of October 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.

                                                           KPMG Peat Marwick LLP
Chicago, Illinois
December 3, 1998

                           DIVIDEND REINVESTMENT PLAN

The Trust offers a Dividend Reinvestment Plan (the "Plan") pursuant to which Common Shareholders may elect to have dividends and capital gains distributions automatically reinvested in Common Shares of the Trust.

    If you decide to participate in the Plan, State Street Bank and Trust Company, as your Plan Agent, will automatically invest your dividends and capital gains distributions in Common Shares of the Trust for your account.

HOW TO PARTICIPATE

If you wish to participate and your shares are held in your own name, call 1-800-341-2929 for more information and a Plan brochure. If your shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it would participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank or nominee is unable to participate on your behalf, you should request that your shares be re-registered in your own name which will enable your participation in the Plan.

HOW THE PLAN WORKS

State Street Bank and Trust Company, as your Plan Agent, serves as agent for the Common Shareholders in administering the Plan. After the Trust declares a dividend or determines to make a capital gains distribution, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Common Shares in the open market, on the American Stock Exchange or elsewhere, for the participants' accounts. The Trust will not issue any new Common Shares in connection with the Plan. All reinvestments are in full and fractional Common Shares, carried to three decimal places.

    Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all Common Shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent by at least 90 days written notice to all Common Shareholders of the Trust.

COSTS OF THE PLAN

The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. No other charges will be made to participants for reinvesting dividends or capital gains distributions, except for certain brokerage commissions, as described above.

TAX IMPLICATIONS

You will receive tax information annually for your personal records and to help you prepare your federal income tax return. The automatic reinvestment of dividends and capital gains distributions does not relieve you of any income tax which may be payable on dividends or distributions.

RIGHT TO WITHDRAW

Plan participants may withdraw at any time by calling 1-800-341-2929 or by writing State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266-8200. If you withdraw, you will receive, without charge, a share certificate issued in your name for all full Common Shares credited to your account under the Plan and a cash payment will be made for any fractional Common Share credited to your account under the Plan. You may again elect to participate in the Plan at any time by calling 1-800-341-2929 or writing to the Trust at:
                             Van Kampen Funds Inc.
                             Attn: Closed-End Funds
                              2800 Post Oak Blvd.
                               Houston, TX 77056

                                VAN KAMPEN FUNDS

EQUITY FUNDS

Domestic
     Aggressive Equity
     Aggressive Growth
     American Value
     Comstock
     Emerging Growth
     Enterprise
     Equity Growth
     Equity Income
     Growth
     Growth and Income
     Harbor
     Pace
     Real Estate Securities
     U.S. Real Estate
     Utility
     Value

International/Global
     Asian Growth
     Emerging Markets
     European Equity
     Global Equity
     Global Equity Allocation
     Global Franchise
     Global Managed Assets
     International Magnum
     Latin American

FIXED-INCOME FUNDS

Income
     Corporate Bond
     Global Fixed Income
     Global Government Securities
     Government Securities
     High Income Corporate Bond
     High Yield
     High Yield & Total Return
     Limited Maturity Government
     Short-Term Global Income
     Strategic Income
     U.S. Government
     U.S. Government Trust for Income
     Worldwide High Income

Tax Exempt Income
     California Insured Tax Free
     Florida Insured Tax Free Income
     High Yield Municipal
     Insured Tax Free Income
     Intermediate Term Municipal Income
     Municipal Income
     New York Tax Free Income
     Pennsylvania Tax Free Income
     Tax Free High Income

Capital Preservation
     Reserve
     Tax Free Money

Senior Loan
     Prime Rate Income Trust
     Senior Floating Rate

To find out more about any of these funds, ask your financial adviser for a prospectus, which contains more complete information, including sales charges, risks, and expenses. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

- visit our web site at
  WWW.VANKAMPEN.COM -- to view a prospectus, select Download Prospectus

- call us at 1-800-341-2911 weekdays from 7:00 a.m. to 7:00 p.m. Central time (Telecommunications Device for the Deaf users, call 1-800-421-2833)

- e-mail us by visiting
  WWW.VANKAMPEN.COM and selecting Contact Us

                    VAN KAMPEN SELECT SECTOR MUNICIPAL TRUST

BOARD OF TRUSTEES

DAVID C. ARCH

ROD DAMMEYER

HOWARD J KERR

DENNIS J. MCDONNELL*--Chairman

STEVEN MULLER

THEODORE A. MYERS

DON G. POWELL*

HUGO F. SONNENSCHEIN

WAYNE W. WHALEN*

OFFICERS

DENNIS J. MCDONNELL*
President

RONALD A. NYBERG*
Vice President and Secretary

JOHN L. SULLIVAN*
Vice President, Treasurer and
Chief Financial Officer

CURTIS W. MORELL*
Vice President and Chief Accounting Officer

TANYA M. LODEN*
Controller

PETER W. HEGEL*
EDWARD C. WOOD, III*
Vice Presidents


INVESTMENT ADVISER

VAN KAMPEN INVESTMENT ADVISORY CORP.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181

CUSTODIAN AND TRANSFER AGENT

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

KPMG PEAT MARWICK LLP
Peat Marwick Plaza
303 East Wacker Drive
Chicago, Illinois 60601

* "Interested" persons of the Trust, as defined in the Investment Company Act of 1940.

(C) Van Kampen Funds Inc., 1998 All rights reserved.

(SM) denotes a service mark of Van Kampen Funds Inc.

                          RESULTS OF SHAREHOLDER VOTES

The Annual Meeting of Shareholders of the Trust was held on July 28, 1998, where shareholders voted on the election of Trustees and the selection of independent public accountants.

1) With regard to the election of the following trustees by the preferred shareholders of the Trust:

                                                         # OF SHARES
                                                     --------------------
                                                     IN FAVOR    WITHHELD
-------------------------------------------------------------------------
Rod Dammeyer........................................   744          0

2) With regard to the election of the following trustees by the common shareholders of the Trust:

                                                        # OF SHARES
                                                   ---------------------
                                                   IN FAVOR     WITHHELD
------------------------------------------------------------------------
David C. Arch                                      3,854,364     82,335
Howard J Kerr                                      3,851,112     85,587
Dennis J. McDonnell                                3,854,364     82,325

The other trustees of the Trust whose terms did not expire in 1998 are Steven Muller, Theodore A. Myers, Don G. Powell, Hugo F. Sonnenschein and Wayne W. Whalen.

3) With regard to the ratification of KPMG Peat Marwick LLP as independent public accountants for the Trust, 3,852,700 shares voted for the proposal, 39,255 shares voted against and 45,488 shares abstained.

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